Exhibit 99.1

May 29, 2026

Flutter Entertainment plc (the “Company”)

Results of Annual General Meeting 2026

The Company announces that the following resolutions were put forward at its Annual General Meeting (“AGM”) held on May 29, 2026.

All resolutions with the exception of 3(c), as set out in the Notice of Meeting, were duly passed on a poll.

The number of votes for and against each of the resolutions put before the meeting and the number of votes withheld were as follows:

Resolutions	Votes For[1]		Votes Against[1]		Total votes[2]	Votes Withheld[3]
	No. of shares	%	No. of shares	%	No. of shares	No. of shares
1. By separate resolutions, to Elect /Re-elect:
1(a) John Bryant	126,067,313	92.42%	10,333,778	7.58%	136,401,091	1,037,603
1(b) Peter Jackson	124,714,415	91.43%	11,688,566	8.57%	136,402,981	1,035,713
1(c) Robert (Dob) Bennett	130,601,155	95.75%	5,799,617	4.25%	136,400,772	1,037,922
1(d) Stefan Bomhard	136,068,786	99.76%	330,342	0.24%	136,399,128	1,039,566
1(e) Nancy Cruickshank	136,270,273	99.92%	108,682	0.08%	136,378,955	1,059,739
1(f) Nancy Dubuc	134,206,346	98.41%	2,172,278	1.59%	136,378,624	1,060,070
1(g) Holly Keller Koeppel	134,481,542	98.59%	1,918,999	1.41%	136,400,541	1,038,153
1(h) David Kenny	136,325,262	99.95%	72,391	0.05%	136,397,653	1,041,041
1(i) Carolan Lennon	135,424,935	99.30%	952,299	0.70%	136,377,234	1,061,460
1(j) Christine M. McCarthy	136,323,950	99.94%	75,198	0.06%	136,399,148	1,039,546
1(k) Sally Susman	136,327,444	99.95%	73,116	0.05%	136,400,560	1,038,134
2. Proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers	118,832,426	88.02%	16,175,184	11.98%	135,007,610	2,431,084
3. By Separate Resolutions
3(a) Approval of certain amendments to the Company’s Articles to provide for a plurality voting standard in the event of contested director elections.*	103,660,085	76.00%	32,741,559	24.00%	136,401,644	1,037,050
3(b) Approval of certain amendments to the Company’s Articles to grant the Board sole authority to determine its size and provide for the possibility of holdover directors in the event of no directors receiving sufficient votes for election.*	103,313,811	75.74%	33,088,596	24.26%	136,402,407	1,036,287
3(c) Approval of certain amendments to the Company’s Articles to permit the issuance of preferred shares with rights and preferences to be determined by the Board from time to time.*	71,309,952	53.00%	63,246,903	47.00%	134,556,855	2,881,839

3(d) Approval of certain administrative amendments to the Company’s Articles to reflect Flutter’s U.S. Domestic Issuer Status for the purpose of Exchange Act reporting.*	136,351,041	99.96%	50,678	0.04%	136,401,719	1,036,975
4. By Separate Resolutions
4(a) Ratification in a non-binding vote, the appointment of KPMG as Independent Registered Public Accounting Firm and Auditors of the Company.	149,345,191	99.92%	120,704	0.08%	149,465,895	1,035,113
4(b) Ratification of the authority in a binding vote, the Board to fix the compensation of KPMG.	149,412,039	99.96%	55,225	0.04%	149,467,264	1,033,744
5. Renewal of the annual authority of the Board to issue shares.	147,858,760	98.93%	1,598,026	1.07%	149,456,786	1,044,222
6. Renewal of the annual authority of the Board to issue shares for cash without first offering shares to existing shareholders.*	134,973,805	90.34%	14,431,140	9.66%	149,404,945	1,096,063
7. Renewal of the annual authority of the Board to make market purchases of the Company’s shares.	149,370,396	99.97%	50,103	0.03%	149,420,499	1,080,509
8. Renewal of the annual authority of the Board to determine the price range for the re-issue of treasury shares off market.*	149,307,694	99.93%	108,557	0.07%	149,416,251	1,084,757

*	Denotes Special Resolutions

NOTES:

[1]	Votes “For” and “Against” are expressed as a percentage of votes received. The “For” votes include those giving the Chair discretion.
[2]	The total number of ordinary shares in issue on April 2, 2026 was 174,400,428. The Company does not currently hold any ordinary shares as Treasury shares.
[3]	A vote “Withheld” is not a vote in law and is not counted in the calculation of the votes “For” or “Against” the resolution.
[4]	The total number of votes cast at the AGM (i.e. For, Against and Withheld) was 150,501,008 ordinary shares representing an 86.30% turnout.

The full text of the resolutions can be found in the Notice of AGM, which is available for inspection at the UK Financial Conduct Authority’s (“FCA”) National Storage Mechanism https://data.fca.org.uk/#/nsm/nationalstoragemechanism and on the Company’s website at www.flutter.com/investors/shareholder-centre/agm.

A copy of the resolutions passed under special business (as defined by the Listing Rules of the FCA) will shortly be submitted to the FCA’s National Storage Mechanism for inspection at https://data.fca.org.uk/#/nsm/nationalstoragemechanism

Edward Traynor

Company Secretary

Flutter Entertainment plc